                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 26, 2002


                         Fleet Credit Card Funding Trust
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

 United States                    333-73728-01                     23-3101310
                                and 333-73728-02
---------------             ------------------------              -------------
(State or Other             (Commission File Number)              (IRS Employer
Jurisdiction of                                                  Identification
 Incorporation)                                                      Number)

           300 North Wakefield Drive
              Suite: DE EH 60002 P
                Newark, Delaware                               19702
        -------------------------------                     ----------
        (Address of Principal Executive                     (Zip Code)
                    Office)

Registrant's telephone number, including area code (302) 266-5004

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On November 26, 2002 the Fleet Credit Card Master Trust II issued its Class A 2.75% Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            4.1   Series 2002-C Supplement dated as of November 26, 2002.

Item 8.     Not Applicable.

Item 9.     Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET CREDIT CARD FUNDING TRUST
                                            On behalf of the Fleet Credit Card
                                            Master Trust II



                                          By: /s/ Jeffrey A. Lipson
                                              ---------------------------------
                                              Name: Jeffrey A. Lipson
                                              Title: Vice President

                                  EXHIBIT INDEX


Exhibit                       Description
-------                       -----------
4.1         Series 2002-C Supplement dated as of November 26, 2002.